Exhibit 10.7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Supply Agreement for a Liposomal Formulation

November 2012

between

Mirna Therapeutics, Inc., a corporation duly registered under the laws of the State of Delaware, USA, having its principal place of business at 2150 Woodward St., Suite 100, Austin, TX 78744, USA, and duly licensed to do business there

- hereinafter called MIRNA -

and

Polymun Scientific Immunbiologische Forschung GmbH, a corporation duly incorporated under the laws of the Federal Republic of Austria having its principal place of business at Donaustr. 99, A-3400 Klosterneuburg, Austria, and duly licensed to do business there

- hereinafter called POLYMUN -

MIRNA and POLYMUN also herein referred to individually as PARTY or collectively as PARTIES.

PREAMBLE

1.                                      POLYMUN is owner and authorized to dispose of the POLYMUN LIPOSOME TECHNOLOGY.

2.                                      Furthermore, POLYMUN has POLYMUN KNOW-HOW.

3.                                      MIRNA owns or otherwise controls the INGREDIENT.

4.                                      The PARTIES intend to apply the POLYMUN LIPOSOME TECHNOLOGY and the POLYMUN KNOW-HOW for the efficient production of the PRODUCT and to co-operate for that purpose (the “PROJECT”).

§ 1.                            DEFINITIONS

1.                                      AFFILIATE shall mean any corporation or business entity, which directly or indirectly (i) CONTROLS a PARTY, (ii) is CONTROLLED by a PARTY or (iii) is under common control with a PARTY (the terms “CONTROLS” and “CONTROLLED” meaning (i) ownership of more than fifty percent of the voting rights and equity of such corporation or business entity and/or (ii) the power to direct the management of such corporation or business entity).

2.                                      AGREEMENT shall mean the body of this AGREEMENT for the development, manufacturing, and supply of the PRODUCT, signed by both PARTIES including all annexes and amendments thereto.

3.                                      APPLICABLE LAWS shall mean all laws, statutes, ordinances, codes, rules and regulations that have been enacted by a GOVERNMENT AUTHORITY and are in force as of the EFFECTIVE DATE or come into force during the term of this AGREEMENT, in each case to the extent that the same are applicable to the performance by the PARTIES of their respective obligations under this AGREEMENT or otherwise to the subject matter of this AGREEMENT.  For purposes of this AGREEMENT, cGMP shall be deemed to be included within the term APPLICABLE LAWS.

4.                                      BACKGROUND RIGHTS OF MIRNA shall mean all know-how and proprietary rights of MIRNA existing on the EFFECTIVE DATE or arising during the term of this AGREEMENT from the separate and independent efforts of MIRNA.

5.                                      BACKGROUND RIGHTS OF POLYMUN shall mean all know-how and proprietary rights of POLYMUN existing on the EFFECTIVE DATE hereof or arising during the term of this AGREEMENT from the separate and independent efforts of POLYMUN.

6.                                      cGMP shall mean those current good manufacturing practices applicable in the United States (under the regulations set forth in 21 C.F.R. Subchapter C and the requirements imposed thereunder by the United States Food and Drug Administration) for clinical supply in effect from time to time during the term of this AGREEMENT, together with equivalent regulations and requirements in the European Union and other Governmental Authorities designated in the SOW.

7.                                      EFFECTIVE DATE shall mean the date of the last signature necessary to render this AGREEMENT valid.

8.                                      FCA shall mean FCA (Free Carrier) as defined by INCOTERMS 2010.

9.                                      GOVERNMENTAL AUTHORITY means any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

10.                               INFORMATION shall mean any data, information, know-how, results etc. related to this AGREEMENT.

11.                               INGREDIENT shall mean the mimic of mir-34A as described in the SOW.

12.                               MATERIALS shall mean materials, documentation, substances, equipment, including but not limited to the INGREDIENTS, delivered to POLYMUN by MIRNA, and [***].

13.                               PLT RESULTING PROPRIETARY RIGHTS shall mean all proprietary rights [***].

14.                               POLYMUN KNOW-HOW shall mean POLYMUN’s technical and operational experience, knowledge, as well as other information and know-how in the field of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

15.                               POLYMUN LIPOSOME TECHNOLOGY shall mean POLYMUN’s patents and patent applications listed in Annex 1 of this AGREEMENT.

16.                               PRODUCT shall mean the liposomal formulation of the INGREDIENT with the NOV340 formula of the Smarticle® technology owned by Marina Biotech, Inc. that MIRNA intends to use, as described in the SOW.

17.                               PRODUCT RESULTING PROPRIETARY RIGHTS shall mean all proprietary rights arising from [***] activities of POLYMUN and/or its agents and subcontractors, solely by POLYMUN, or jointly or severally with the assistance of MIRNA, [***].  For further clarity, it is understood that the PRODUCT RESULTING PROPRIETARY RIGHTS shall include [***].

18.                               PRODUCT SPECIFICATIONS shall mean the specifications for the PRODUCT contained in Exhibit 1 to the SOW set forth in Annex 2 (as the same may be amended from time to time by the mutual agreement of the PARTIES) together with applicable manufacturing protocols set forth in Annex 2 (as the same may be amended from time to time by the mutual agreement of the PARTIES) and cGMP.

19.                               QUALITY AGREEMENT shall mean the QUALITY AGREEMENT signed by the PARTIES during the term of this AGREEMENT.

20.                               STATEMENT OF WORK OR SOW shall mean the detailed description of how the PROJECT will be performed as set forth in Annex 2.

21.                               SUBJECT MATTER OF AGREEMENT shall mean (a) the development of a suitable production process for the PRODUCT by POLYMUN under application and utilization of the POLYMUN LIPOSOME TECHNOLOGY and the POLYMUN KNOW-HOW for preclinical and clinical application and (b) the manufacture and supply of the PRODUCT as set forth in the SOW.  For this purpose, MIRNA will make available the INGREDIENT including all relevant physical and chemical properties.

22.                               WORK PRODUCT shall mean all work in progress and the results of the development and/or manufacturing activities pursuant to this AGREEMENT, including but not limited to POLYMUN reports prepared for MIRNA.

§ 2.                            PROPRIETARY RIGHTS

1.                                      BACKGROUND RIGHTS OF MIRNA shall be the sole and exclusive property of MIRNA.  POLYMUN shall have no right or license to use any such BACKGROUND RIGHTS OF MIRNA except as may be necessary to manufacture the PRODUCT pursuant to this AGREEMENT.

2.                                      BACKGROUND RIGHTS OF POLYMUN shall be the sole and exclusive property of POLYMUN.  MIRNA shall have no right or license to use any such BACKGROUND RIGHTS OF POLYMUN except as may be necessary for performing hereunder.  Notwithstanding the foregoing, POLYMUN and MIRNA may negotiate in good faith license terms for BACKGROUND RIGHTS OF POLYMUN at any further point in time.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.                                      Regardless of which PARTY generated PRODUCT RESULTING PROPRIETARY RIGHTS, all rights in PRODUCT RESULTING PROPRIETARY RIGHTS shall be the sole and exclusive property of MIRNA.  MIRNA shall have the right to prepare, file, prosecute, obtain and maintain at its sole expense patent applications and patents relating to PRODUCT RESULTING PROPRIETARY RIGHTS in countries of its choice.  POLYMUN agrees that it shall identify and memorialize PRODUCT RESULTING PROPRIETARY RIGHTS for MIRNA and shall deliver such information to MIRNA in a form requested by MIRNA.  POLYMUN hereby assigns and conveys to MIRNA all right, title, and interest in and to such PRODUCT RESULTING PROPRIETARY RIGHTS and agrees to execute any and all legal instruments reasonably requested by MIRNA to effect, acknowledge, or perfect such assignment and conveyance.  POLYMUN represents and warrants that each and every officer, employee, agent and subcontractor assigned to work for MIRNA hereunder shall have entered into an agreement with POLYMUN for the assignment of relevant PRODUCT RESULTING PROPRIETARY RIGHTS to POLYMUN.  In addition, POLYMUN, its agents, and subcontractors shall treat such PRODUCT RESULTING PROPRIETARY RIGHTS confidentially under the provisions of § 9 and shall have no right or license to use such PRODUCT RESULTING PROPRIETARY RIGHTS for any purpose other than as expressly set forth herein to manufacture the PRODUCT.  MIRNA will name those employees and consultants of POLYMUN as inventors on patent applications consistent with patent law.  However, MIRNA has no obligation whatsoever to compensate such inventors named on such patent application.

4.             Regardless of which PARTY generated PLT RESULTING PROPRIETARY RIGHTS, all rights in PLT RESULTING PROPRIETARY RIGHTS shall be the sole and exclusive property of POLYMUN.  POLYMUN shall have the right to prepare, file, prosecute, obtain and maintain at its sole expense patent applications and patents relating to PLT RESULTING PROPRIETARY RIGHTS in countries of its choice.  Both PARTIES agree that each will identify and memorialize PLT RESULTING PROPRIETARY RIGHTS for itself and the other PARTY.  MIRNA hereby assigns and conveys to POLYMUN all right, title, and interest in and to such PLT RESULTING PROPRIETARY RIGHTS and agrees to execute any and all legal instruments reasonably requested by POLYMUN to effect, acknowledge, or perfect such assignment and conveyance.  MIRNA represents and warrants that each and every officer, employee, agent and subcontractor assigned to work for MIRNA hereunder shall have entered into an agreement with MIRNA for the assignment of relevant PLT RESULTING PROPRIETARY RIGHTS to MIRNA.  In addition, MIRNA, its agents, and subcontractors shall treat such PLT RESULTING PROPRIETARY RIGHTS confidentially under the provisions of § 9 and shall have no right or license to use such PLT RESULTING PROPRIETARY RIGHTS for any purpose other than as expressly set forth herein.  POLYMUN will name those employees and consultants of MIRNA as inventors on patent applications consistent with patent law.  However, POLYMUN has no obligation whatsoever to compensate such inventors named on such patent application.  Notwithstanding the foregoing, and except as set forth herein, POLYMUN and MIRNA may negotiate in good faith license terms for PLT RESULTING PROPRIETARY RIGHTS at any further point in time.  However, POLYMUN shall disclose in writing any such PLT RESULTING PROPRIETARY RIGHTS as soon as practicable or prior to use with the PRODUCT, whichever occurs first, so that MIRNA may have the opportunity to accept its use, provide alternatives or terminate this AGREEMENT at MIRNA’s sole discretion.

5.                                      INGREDIENTS shall be the sole and exclusive property of MIRNA.  MIRNA shall have the right to prepare, file, prosecute, obtain and maintain at its sole expense patent applications and patents relating to INGREDIENTS in countries of its choice.  In addition, POLYMUN, its agents, and subcontractors shall treat such INGREDIENTS confidentially under the provisions of § 9 and shall have no right or license to use INGREDIENTS for any purpose other than as expressly set forth herein to manufacture the PRODUCT.

§ 3.                            DEVELOPMENT AND MANUFACTURING ACTIVITIES AND RELATED OBLIGATIONS

1.                                      POLYMUN shall deliver (i) the SUBJECT MATTER OF AGREEMENT in the form of one or more reports about the development and/or manufacture of PRODUCT and (ii) the PRODUCT produced according to this AGREEMENT.  A binding SOW, including a production and delivery schedule, is given in Annex 2 of this AGREEMENT.  No additional SOW will be effective unless and until it has been agreed to and signed by authorized representatives of both PARTIES.  Neither PARTY will make any changes to the SOW, including the PRODUCT SPECIFICATIONS contained therein, without the other PARTY’s prior written approval.

2.                                      POLYMUN shall manufacture the PRODUCT hereunder in conformance with the PRODUCT SPECIFICATIONS and in compliance with APPLICABLE LAWS.  POLYMUN shall obtain and maintain all necessary licenses, permits or approvals required by APPLICABLE LAWS in connection with the manufacture, storage, and shipment of the PRODUCT, including without limitation permits relating to manufacturing facilities.

3.                                      During the term of this AGREEMENT, both PARTIES shall cooperate closely to facilitate the development and manufacture of the PRODUCT.  POLYMUN shall maintain sufficient capacity in POLYMUN’s manufacturing facilities and shall apply and assign all necessary personnel, equipment, supplies, and all other appropriate resources at its disposal to perform its obligations under this AGREEMENT.  POLYMUN shall take all reasonable steps to ensure that its personnel are properly trained and proficient in the PRODUCT SPECIFICATIONS and manufacturing process and in handling the MATERIALS and the PRODUCT.

4.                                      POLYMUN shall keep MIRNA regularly and periodically informed of the progress of the development and manufacturing activities via meetings and technical reviews.  Should POLYMUN experience or anticipate any problems in performing this AGREEMENT, POLYMUN shall immediately notify MIRNA in writing of such problems, their expected duration and the reasons thereof.  The PARTIES will consult and agree to a resolution of the problem.

5.                                      POLYMUN shall not subcontract all or any part of the development or manufacturing activities under this Agreement to third parties without the prior written consent of MIRNA.  In any event, POLYMUN shall remain responsible for the performance of its obligations hereunder.

6.                                      POLYMUN will manufacture PRODUCT at its facilities located in Klosterneuburg, Austria, and POLYMUN shall not change the location of such manufacture without MIRNA’s prior written consent, not to be unreasonably withheld.

7.                                      The QUALITY AGREEMENT shall govern an quality related matters pertaining to each PARTY’s obligations under this AGREEMENT.

§ 4.                            TERM AND TERMINATION

1.                                      The term of this AGREEMENT begins at the EFFECTIVE DATE and continues until completion of the PROJECT pursuant to the STATEMENT OF WORK or this AGREEMENT is otherwise terminated pursuant to this § 4, whichever is earlier, and may be extended upon written agreement of both PARTIES.  Timelines are given in the working schedule described in Annex 2 of this AGREEMENT.

2.                                      MIRNA or POLYMUN may terminate this AGREEMENT upon thirty (30) days prior written notice to the other PARTY if (i) the other PARTY shall become insolvent or (ii) the other PARTY shall make a general assignment for the benefit of creditors, or (iii) the opening of bankruptcy proceedings over the other PARTY is denied for lack of assets. In case of termination by MIRNA for any of the grounds specified in this § 4.21 MIRNA shall have a perpetual, world-wide, non-exclusive license to use any process technology owned by or licensed to POLYMUN to the extent required in order to produce the PRODUCT.

3.                                      MIRNA or POLYMUN may terminate this AGREEMENT at any time for any material breach by the other PARTY of any of the provisions hereof upon thirty (30) days prior written notice to such other PARTY, provided that during such thirty (30) day period the default is not cured to the reasonable satisfaction of the PARTY giving notice. In case of termination by MIRNA for any of the grounds specified in this § 4.3, MIRNA shall have a perpetual, world-wide, non-exclusive license to use any process technology owned by or licensed to POLYMUN to the extent required in order to produce the PRODUCT.

4.                                      In the event of termination of this AGREEMENT pursuant to any of the above provisions, POLYMUN shall have a duty to mitigate its damages, including (a) to cease all development activities for MIRNA pursuant to this AGREEMENT, (b) to take all steps necessary to cancel or to limit to a minimum any commitments with third parties ancillary to the development activities pursuant to this AGREEMENT, (c) to inventory and provide a list to MIRNA of all WORK PRODUCT, and (d) upon request of MIRNA, to promptly deliver to MIRNA all WORK PRODUCT and transfer to MIRNA all drawings, all partially or fully completed deliverables, and all other know-how comprising or forming a basis for or relating to PRODUCT RESULTING PROPRIETARY RIGHTS.

5.                                      Termination of the AGREEMENT for any reason will not relieve the PARTIES of any obligation accruing prior thereto and will be without prejudice to the rights and remedies of either PARTY with respect to any antecedent breach of the provisions of the AGREEMENT.  The following shall survive any termination or expiration of the AGREEMENT and continue to be enforceable: §1, §2, §3.7, §6.4, §6.5, and §§7 through and including 12.

6.                                      Upon the successful conclusion of POLYMUN’s development activities under this AGREEMENT, or any extensions thereof, or upon any earlier termination hereof, POLYMUN shall return to MIRNA all MATERIALS and INGREDIENTS.  Any MATERIALS shall be the property of MIRNA and, for so long as such MATERIALS are permitted to be in the possession or control of POLYMUN, shall be used by POLYMUN only as directed by MIRNA and only for the purposes of this Agreement.  In order to assist MIRNA in the disposition of such MATERIALS and INGREDIENTS, POLYMUN shall, promptly upon the conclusion of the development and manufacturing activities or termination of this AGREEMENT, provide MIRNA with a written inventory of all such MATERIALS and INGREDIENTS.  Such inventory shall be in sufficient detail to enable MIRNA to identify and confirm the return of the MATERIALS previously delivered by MIRNA.  MIRNA shall further be given reasonable access to the facilities of POLYMUN and any authorized third party contractors of POLYMUN in order to identify and inspect such MATERIALS and INGREDIENTS.

§ 5.                            PRICE, PAYMENT AND DELIVERY

1.                                      The price for the SUBJECT MATTER OF AGREEMENT is given in Annex 2 of this AGREEMENT including all applicable taxes except sales/use tax.  If the PARTIES contract for additional work under this AGREEMENT in furtherance of the SUBJECT MATTER OF AGREEMENT, the amendment(s) to Annex 2 will include the price for such additional work.

2.                                      POLYMUN shall send to MIRNA individual invoices in Euro showing the applicable sales/use tax with a reference to this AGREEMENT within thirty (30) days after the condition for a payment is fulfilled (see the Payment Schedule provided in Annex 2 of this Agreement).  MIRNA shall pay the invoiced amounts within thirty (30) days after receipt of a correct invoice.  Payment shall be considered made on the date MIRNA transfers the payment to POLYMUN.  Payments for undisputed invoiced amounts that are not received within sixty (60) days after MIRNA receives the applicable invoice will be assessed interest at the rate of [***] commencing as on the 31st day after MIRNA receiving the according invoice.  MIRNA’s payment obligation under this § 5 shall survive any termination or expiration of this AGREEMENT.  Payment shall not constitute acceptance of the delivery.  Payment shall not prejudice MIRNA’s right to return nonconforming PRODUCT, to receive credit or reimbursement for such nonconforming PRODUCT, and/or to receive reimbursement for the costs by then borne by MIRNA to replace the MATERIALS used in the manufacture of the nonconforming PRODUCT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.                                      Reports will be delivered in form of electronic files as well as hard copies.  PRODUCT will be stored and packaged at Polymun following all applicable guidelines as set forth in Annex 2.  Transport to MIRNA or to a third party indicated by MIRNA will be performed by Polymun FCA by a transport service designated by MIRNA.

§ 6.                            SHIPPING, STORAGE AND INSPECTION

1.                                      POLYMUN and MIRNA will ensure that PRODUCT will be packaged and shipped pursuant to the QUALITY AGREEMENT, in accordance with recognized standards for the maintenance of the cold chain from POLYMUN’s manufacturing facility to a MIRNA-designated facility through an air courier service designated by MIRNA.  To permit the proper tracking of such shipments, the air waybill number will be transmitted to MIRNA as soon as practicable after shipment.

2.                                      POLYMUN shall be responsible for testing all PRODUCT prior to shipment to MIRNA for compliance with the PRODUCT SPECIFICATIONS and for maintaining PRODUCT as required for stability and quality testing under the QUALITY AGREEMENT POLYMUN will promptly notify MIRNA of such test results once received.  POLYMUN shall retain a sufficient quantity of PRODUCT to perform at least full duplicate quality control testing.

3.                                      MIRNA or its designated consignee will promptly store PRODUCT immediately upon receipt in appropriate cold storage and will, as soon as practicable after receipt of any the PRODUCT, inspect the shipment and advise POLYMUN of conformity with the PRODUCT SPECIFICATIONS.

4.                                      After receipt, MIRNA may arrange for the PRODUCT to be tested by a mutually agreed-upon independent third party to determine whether the PRODUCT SPECIFICATIONS are met.  In the event that MIRNA elects to do so, then at the request of either MIRNA or POLYMUN, the PARTIES shall make arrangement to have the independent third party also test a sample from the same PRODUCT lot retained by POLYMUN pursuant to § 6.2.  MIRNA will promptly notify POLYMUN of such test results once received.

5.                                      If the testing conducted under §§ 6.2 and/or 6.4 determines that the PRODUCT failed to meet the PRODUCT SPECIFICATIONS, MIRNA will be entitled to receive from POLYMUN as promptly as commercially reasonable (i) a replacement shipment of the PRODUCT and (ii) reimbursement for the cost of the MATERIALS used to manufacture the replacement PRODUCT.  MIRNA will use commercially reasonable efforts to supply replacement INGREDIENT to POLYMUN to manufacture the replacement PRODUCT.  In the event that MIRNA has paid for any PRODUCT that failed to meet the PRODUCT SPECIFICATIONS, then POLYMUN shall promptly refund such payment to MIRNA.  Notwithstanding the foregoing, if the results of testing of POLYMUN’s retention sample pursuant to Section 6.4 indicate that the PRODUCT does meet the PRODUCT SPECIFICATIONS, POLYMUN and MIRNA will use good faith efforts to resolve the discrepancy and make a determination as to the suitability of the shipment and allocation between the PARTIES of the cost for replacement PRODUCT and MATERIALS.

6.                                      MIRNA, on behalf of itself and/or its Affiliates may arrange for cGMP compliance audits to be conducted at POLYMUN’s manufacturing facilities.  MIRNA will give POLYMUN not less than forty-five (45) days’ notice prior to conduct of such audits, unless POLYMUN agrees to a lesser period of time.  MIRNA will not conduct or permit its Affiliates to conduct ‘no-notice’ audits of POLYMUN’s manufacturing facilities.

§ 7.                            WARRANTIES; INDEMNIFICATION; INSURANCE

1.                                      POLYMUN warrants that it (i) is the unrestricted owner of the BACKGROUND RIGHTS OF POLYMUN and the POLYMUN KNOW-HOW and (ii) that it can freely dispose of it and it has all rights necessary to use the BACKGROUND RIGHTS OF POLYMUN and the POLYMUN KNOW-HOW to manufacture the PRODUCT.

2.                                      POLYMUN warrants the completeness and accuracy of its INFORMATION relating to the BACKGROUND RIGHTS OF POLYMUN, the POLYMUN KNOW-HOW, and the SUBJECT MATTER OF AGREEMENT.

3.                                      MIRNA warrants that to the best of its knowledge it is entitled to provide the INGREDIENTS and the liposomal delivery technology known as NOV340 owned by Marina Biotech, Inc. for the PRODUCT under this AGREEMENT (the “NOV340 TECHNOLOGY”).

4.                                      Except to the extent that POLYMUN is entitled to be indemnified by POLYMUN pursuant to § 7.5, POLYMUN hereby agrees to indemnify, defend and hold harmless MIRNA from any claim or liability arising out of: (i) [***]; or (ii) POLYMUN’s gross negligence or intentional misconduct in the performance of its obligations hereunder.

5.                                      Except to the extent that MIRNA is entitled to be indemnified by POLYMUN pursuant to § 7.41 MIRNA hereby agrees to indemnify, defend and hold harmless POLYMUN from any claim or liability arising out of (i) the use and/or distribution of the PRODUCT by MIRNA, including but not limited to use in preclinical and clinical studies; (ii) claims or liability relating to [***]; or (iii) MIRNA’s gross negligence or intentional misconduct in the performance of its obligations hereunder.

6.                                      The PARTY seeking indemnification (“INDEMNIFIED PARTY”) pursuant to this Section 7 shall promptly provide notice to the indemnifying PARTY (“INDEMNIFYING PARTY”) of such claim in reasonable detail, provided that the failure to provide such notice shall not affect the obligations of the INDEMNIFYING PARTY unless and only to the extent said INDEMNIFYING PARTY is actually materially prejudiced thereby.  The INDEMNIFIED PARTY shall furnish promptly to the INDEMNIFYING PARTY copies of all papers and official documents received in respect of any claim.  Commencing within thirty (30) days after receipt of the aforesaid notice, the INDEMNIFYING PARTY shall undertake, conduct and control, through counsel of its own choosing (but reasonably acceptable to the INDEMNIFIED PARTY) and at its own expense, the settlement or defense of the claim, provided that the INDEMNIFIED PARTY may participate in such settlement or defense through counsel chosen by the INDEMNIFIED PARTY, at the expense of the INDEMNIFIED PARTY and reasonably

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

acceptable to the INDEMNIFYING PARTY.  The INDEMNIFYING PARTY shall not, without the prior written consent of the INDEMNIFIED PARTY, which consent shall not be unreasonably withheld, settle or compromise any claim, unless such settlement or compromise includes an unconditional release of the INDEMNIFIED PARTY.  The INDEMNIFYING PARTY and the INDEMNIFIED PARTY shall cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this § 7.6, including, but not limited to, providing the other PARTY with reasonable access to employees and officers (including as witnesses) and other information.

7.                                      POLYMUN shall procure and maintain throughout the term of this AGREEMENT property, casualty, and liability insurance, with such types and amounts of coverage as are customary in the industry (but with limits of no less than [***] per occurrence and [***] in the aggregate providing coverage on a worldwide basis for occurrences and claims made), covering POLYMUN’s manufacturing activities hereunder and all MATERIALS and PRODUCT intended for manufacture or supply provided by MIRNA to POLYMUN pursuant to this AGREEMENT.  Within ten (10) days of any change of insurer, POLYMUN shall provide MIRNA notice of such change.  Upon request, POLYMUN shall provide MIRNA with evidence that such insurance is in effect.

§ 8.                            MAINTENANCE OF THE BACKGROUND RIGHTS

POLYMUN shall maintain the BACKGROUND RIGHTS OF POLYMUN and MIRNA shall maintain the BACKGROUND RIGHTS OF MIRNA during the term of this AGREEMENT, each at its own cost.

§ 9.                            CONFIDENTIALITY

1.                                      POLYMUN and MIRNA agree that during the term of this Agreement and for a period of ten (10) years after MIRNA notifies POLYMUN that MIRNA’s license with Marina Biotech, Inc. to the NOV340 technology has expired or terminated, a Party receiving INFORMATION of the other Party shall (i) maintain in confidence such INFORMATION; (ii) not disclose such INFORMATION to any third party without prior written consent of the disclosing Party, except as permitted in the this Section 9; and (iii) not use such INFORMATION for any purpose other than its performance under this Agreement; provided, however, that MIRNA in its sole discretion shall not be required to keep WORK PRODUCT, PRODUCT RESULTING PROPRIETARY RIGHTS or the PRODUCT confidential.  The INFORMATION will be transferred by the receiving PARTY only to its employees to the extent necessary for the implementation of this AGREEMENT, who are themselves obliged to written obligations of confidentiality at least as restrictive as those contained in this Agreement.

2.                                      The obligation for confidentiality does not apply to INFORMATION that:

a)                                     the receiving PARTY already possess, as evidenced by its written records, prior to receipt from the disclosing PARTY;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

b)                                     is now, or hereafter becomes, generally available to the public through no fault of the receiving PARTY, or any entity that obtained such information or materials from the receiving PARTY;

c)                                      is obtained without restriction from a third party that had the legal right to disclose the same to the receiving PARTY; or

d)                                     has been independently developed by the receiving PARTY without the aid, application or use of any INFORMATION of the disclosing PARTY, as demonstrated by competent written proof.

If, based on the advice of legal counsel skilled in the subject matter, a PARTY is required to disclose specific INFORMATION of the other Party to comply with an applicable law, regulation, legal process, or order of a government authority or court of competent jurisdiction, the PARTY may disclose such INFORMATION only to the entity or person required to receive such disclosure; provided, however, that the PARTY required to disclose such INFORMATION shall (a) to the extent permitted by such law, regulation, process order or rules, first have given prompt (but in no event less than five (5) business days) advance notice to such other PARTY to enable it to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other PARTY; (b) furnish only the portion of the INFORMATION which is legally required to be disclosed; (c) use all reasonable efforts to secure confidential protection of such INFORMATION; and (d) continue to perform its obligations of confidentiality and non-use set out in this Section 9.

3.                                      It is understood and agreed that MIRNA shall be free to use the MATERIALS, INGREDIENTS, PRODUCT and WORK PRODUCT for its own purposes and that such MATERIALS, INGREDIENTS, PRODUCT AND WORK PRODUCT shall be treated by POLYMUN as confidential hereunder.

4.                                      Each PARTY’s confidentiality obligation shall survive for ten (10) years from expiration or termination of this AGREEMENT.  Notwithstanding the foregoing, either PARTY may disclose the existence, terms and conditions of this AGREEMENT to prospective investors, provided that any such party to whom disclosure is permitted has agreed to keep such information confidential subject to written terms at least as restrictive as those contained herein.

§ 10.                     FORCE MAJEURE

No PARTY shall be liable to the other PARTY in damages or otherwise by reason of any failure or delay in performance of this AGREEMENT if such delay or failure is due to any event beyond the control of the PARTIES, including, without limitation, fire, explosion, weather, disease, war, acts of terrorism, insurrection, civil strife, riots, government action or power failure, provided, however, that the PARTY who is unable to perform resumes performance as soon as possible following the end of the event causing delay or failure.  Any deadline or time for performance specified in this AGREEMENT which falls due during or subsequent to the occurrence of any of the events referred to above shall be automatically extended for a period of time equal to the period of delay caused by any such event; provided, however, that in the event such delay exceed sixty (60) days, the non-delaying PARTY may terminate this AGREEMENT upon notice to the other PARTY.

§ 11.                     GOVERNING LAW AND DISPUTE RESOLUTION

This AGREEMENT shall be construed and governed in accordance with the laws of Delaware, without giving effect to conflict of law provisions of any jurisdiction.  In the event that a PARTY to this AGREEMENT perceives the existence of a dispute with the other PARTY concerning any right or duty provided for herein, the President, Chief Executive Officer or designee with authority to resolve the dispute completely, of each of the PARTIES will, as soon as practicable, confer in an attempt to resolve the dispute.  Any and all claims, disputes or controversies arising under, out of, or in connection with this AGREEMENT, which have not been resolved in good faith negotiations between the PARTIES shall be resolved in accordance with the rules, then in effect, of the American Arbitration Association.  The PARTIES shalt share equally the cost of the arbitrators.  Unless agreed in writing otherwise, the dispute shall be resolved by a board of three (3) arbitrators.  If the arbitration is [***].  Such independent arbitration shall be conducted by arbitrator(s) of sufficient education, scientific experience and national reputation to address such issues.  Unless agreed in writing otherwise, the board shall be composed of one arbitrator selected by MIRNA, one selected by POLYMUN and one selected by MIRNA and POLYMUN.  If MIRNA and POLYMUN cannot agree upon the third arbitrator within fourteen (14) days after the notice of arbitration, the third arbitrator shall be selected by the American Arbitration Association in accordance with its rules.  The decision of such panel shall be final and binding upon the PARTIES and enforceable in any court of competent jurisdiction.

§ 12.                     MISCELLANEOUS

1.                                      This AGREEMENT shall be executed in two (2) copies in the English language.  Each PARTY shall receive a duly signed copy.  All annexes listed in this AGREEMENT form an integral part thereof.

2.                                      The acts to be taken by each PARTY are undertaken by it as an independent contractor and not as an agent or partner of the other PARTY.  Neither PARTY shall enter into or incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other PARTY, any contractual obligations, expenses, or liabilities whatsoever.

3.                                      Should any provision of this AGREEMENT or any provision subsequently inserted into it be or become completely or partially invalid or impracticable, the validity of the remainder of the provisions of the AGREEMENT shall not be affected thereby.  The same shall apply should the AGREEMENT contain an unintended gap.  The invalid or impracticable provision shall be replaced by, and the gap shall be closed by an appropriate provision which to the extent legally permissible comes closest to what the PARTIES wanted or would have wanted in view of the purpose and intent of this AGREEMENT if they had considered the point when concluding this AGREEMENT, or subsequently inserting the provision into it.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.                                      Without the prior written consent of MIRNA, POLYMUN is not entitled to transfer/assign any rights/obligations under this AGREEMENT to a third party.  MIRNA may transfer or assign any rights/obligations under this AGREEMENT without consent of POLYMUN.

5.                                      Any notice of legal content must be sent in writing by registered mail or global courier service to the company address set forth in the preamble of this AGREEMENT to PARTY set forth below.  Notice shall be deemed given upon confirmed delivery.  As to MIRNA, notices shall be sent to President and CEO with a copy to General Counsel; as to POLYMUN notices shall be sent to the CEO.

6.                                      No verbal subsidiary agreements have been made. Modifications/amendments to or extensions of this AGREEMENT are only valid if in writing and signed by authorized representatives for and on behalf of both PARTIES.

7.                                      This AGREEMENT supersedes all prior agreements, arrangements and undertakings, relating to the subject hereof between the PARTIES save and except (i) the Confidential Disclosure Agreement between the PARTIES from 25th of July 2011, which shall govern the exchange of confidential information between the PARTIES prior to the EFFECTIVE DATE hereof, (ii) the Agreement for a Feasibility Study of a Liposomal Formulation from 18th of January 2012, (iii) the Agreement for Development and Manufacturing of a Liposomal Formulation from 19th of March 2012, and (iv) the Agreement for Development and Manufacturing of a Liposomal Formulation from 13th of July 2012.

For MIRNA THERAPEUTICS, INC.:		For POLYMUN:

/s/ Paul Lammers	16 Nov, 2012	/s/ Dietmar Katinger	18.11.2012
(signature/date)		(signature/date)

Paul Lammers, MD, MSc; President & CEO		Dr. Dietmar Katinger; CEO

Annex 1:               POLYMUN Patents
Annex 2:               Statement of Work (including Product Specifications and Pricing Schedule)

Annex 1

POLYMUN Patents

Title: Method and Device for Producing Lipid Vesicles

Country/Region	Application Date	Patent No.	Date of Grant	Expiration Date
Australia	31. October 2001	AU 2002215987	10. August 2006	31. October 2021
Canada	31. October 2001	CA 2,427,640	5. September 2006	31. October 2021
Europe	31. October 2001	EP 1 337 322	9. June 2004	31. October 2021
USA	28. August 2003	US 6,843,942	18. January 2005	31. October 2021

Annex 2

Statement of Work

(statement of work follows)

SOW-PS003

SCOPE OF WORK (SOW)

Manufacturing Development and Production of MRX01

POLYMUN:	Polymun Scientific Immunbiologische Forschung GmbH
Donaustraße 99
3400 Klosterneuburg, Austria

MIRNA:	Mirna Therapeutics, Inc.
2150 Woodward, Suite 100
Austin, TX 78744

SOW #:	PS003
VERSION:	A
DATE:	November 16, 2012

Scope of Work Acceptance:  With the signatures below, POLYMUN and MIRNA hereby accept SOW-PS003-A.

Mirna Therapeutics, Inc

/s/ Dr. Paul Lammers		11/16/2012
Signature		Date

Name:	Dr. Paul Lammers
Title:	President & CEO

Polymun Scientific Immunbiologische Forschung GmbH

/s/ Dietmar Katinger		18.11.2012
Signature		Date
Name:	Dietmar Katinger
Title:	CEO

Contents

Scope of Work	3
Product	3
INGREDIENT:	3
Payment Schedule	3
[***]	3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SOW-PS005

This Scope of Work is governed by the Agreement for Development and Manufacturing of a Liposomal Formulation from July 2012 between POLYMUN and MIRNA.

Scope of Work

The Scope of Work for developing the drug candidate MRX34 (“PRODUCT”) will be divided into 3 sections

•                                [***]

Each stage will have defined deliverables as detailed below. Upon initiation of the contract, POLYMUN and MIRNA will develop a target schedule of activities that will govern the project.  This timeline will be reviewed at least monthly to track the project progress.

Product

The PRODUCT is a liposomal formulation of a mimic of miR-34a (INGREDIENT), which employs the SMARTICLE formulation NOV340.  The Target Specification for the PRODUCT is defined in Error! Reference source not found..

INGREDIENT:

The INGREDIENT is a mimic of miR-34a, [***].

[***]

Payment Schedule

[***]

[***] Four pages in this document have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1 — Product Specifications

Assay	Method	Specification
[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.